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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05646

New Century Portfolios
(Exact name of registrant as specified in charter)

100 William Street, Suite 200 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc. 100 William Street, Suite 200 Wellesley, MA 02481
(Name and address of agent for service)

Registrant's telephone number, including area code:	(781) 235-7055

Date of fiscal year end:	October 31, 2015

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital

New Century Balanced

New Century International

New Century Alternative Strategies

ANNUAL REPORT

Year Ended October 31, 2015

100 William Street, Suite 200, Wellesley MA 02481    781-239-0445    888-639-0102    Fax 781-237-1635

contents

LETTER TO SHAREHOLDERS	2-5

PERFORMANCE CHARTS	6-9

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	10
Schedule of Investments	11-12
New Century Balanced Portfolio
Portfolio Information	13
Schedule of Investments	14-15
New Century International Portfolio
Portfolio Information	16
Schedule of Investments	17-18
New Century Alternative Strategies Portfolio
Portfolio Information	19
Schedule of Investments	20-21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24-27
Financial Highlights	28-31
Notes to Financial Statements	32-41
Report of Independent Registered Public Accounting Firm	42
Board of Trustees and Officers	43-45
About Your Portfolios’ Expenses	46-47
Trustees’ Approval of Investment Advisory Agreements	48-54

LETTER TO SHAREHOLDERS	December, 2015

Dear Fellow Shareholders:

We are pleased to present our 26th Annual Report. This report summarizes the 12-month period ended October 31, 2015. This report presents important financial information for each of the New Century Portfolios (together, the “Portfolios” and each, a “Portfolio”). We invite you to visit our website at www.newcenturyportfolios.com for additional information.

●   ●   ●

When I was young I had a fear of the dentist. Sure he had an office with video games, a toy box and bubble gum flavored teeth cleaner to keep kids like me happy; still I would panic every time I was scheduled for a cleaning. Looking back on it I was scared of the unknown even though each cleaning wasn’t the ordeal I made it out to be and most likely helped to avoid more painful future dental work. The markets and the Federal Reserve have had a similar relationship in 2015. Each time the Federal Reserve was ready to move from a zero-rate policy to an extremely accommodative policy the global markets threw a fit. The Federal Reserve would reassure the markets by constantly bringing up the slower normalization path, and numerous reasons why small raises to the Federal Funds rate now could decrease the need for a hastened tightening in the future. Each time, though volatility increased, equities sold off, and the Federal Reserve was forced to keep rate hikes on hold. To nobody’s surprise the global markets also fear the unknown.

Many will point to other factors beside the Federal Reserve for increased volatility and the equity market correction of late Q3 2015 including: China and the Yuan devaluation; the historically long period between U.S. equity market correctionsi; and the bear market in energy and commodities. We believe that while all these factors contributed to volatility, the uncertainty around the Federal Reserve and its ongoing policy is driving the volatility. It is the known unknown that every Federal Reserve meeting is “live,” but will continue to have the ambiguous “data dependent” mandate that we expect will continue to drive volatility during 2016. We view “liftoff” as a positive and believe the Federal Reserve can properly navigate raising short term rates without derailing the economic recovery.

Our observations for the rest of calendar 2015 and the start of 2016 remain cautious and centered on a slower growth environment with the opportunity for international equities to outpace domestic equities. We remain bullish on international equities fueled by Quantitative Easing (QE) and favorable exchange rates. We feel developed international equities in the large and mid-cap spectrum, both international and domestically, should perform well. We expect large U.S. companies will face more scrutiny from investors who are growing tired of hearing about the stronger dollar hurting company earnings and are increasingly looking for top line growth. We favor consumer based technology, and health care sectors for their strong earnings growth and demographic tailwinds. We also continue to favor domestic investments in mid and small capitalization sectors versus solely mega-cap companies as mid- and small-cap investments have less exposure to foreign sales and currency pressure. Fixed-income will be the most interesting asset class, as the Federal Reserve can only control the short end of the curve, creating opportunities for us to take advantage of the belly of the curve. As for energy, it’s anyone’s guess where the commodity goes from here in the near-

term. Without a macro event (war, natural disaster), we believe the oversupply story stays intact for 2016; however, we believe the spot price of energyii can recover back into the $50s. If we have one fear, it’s in housing, a lagging indicator sector which, if wage inflation does not increase, could put pressure on current rent prices and home values. For this reason we prefer investments focused on home goods rather than home builders.

Overall, we continue to take a long-term view of the Portfolios in the lower return environment we are currently experiencing. We will be looking for opportunities to increase exposure to developed international markets. We do not believe that chasing headline yield in any asset class is prudent as there are positive returns to be made with proper allocations over time. And don’t fear the dentist, a regular cleaning can ensure a less painful future.

New Century Capital Portfolio (NCCPX) returned 1.20% versus 5.20% for the S&P 500® Composite Index and 2.58% for the Morningstar Large Blend Category for the twelve-months ended October 31, 2015. The major drag on the Portfolio was an overweight to health care. During the equity market correction in August and September 2015, health care was hit especially hard, fueled by news articles about drug pricing, a Hillary Clinton tweet, and a negative report on Valeant. With health care’s above average earnings growth and the prospect of new innovative drugs in the pipeline, we remain bullish on the health care sector’s long-term potential. Based on our feeling regarding the long-term value of this sector, and in an effort to mitigate capital gains distributions from the Portfolio, we made a tactical decision only to trim health care holdings, even if doing so led to short-term underperformance. Investments in mid-cap, consumer, and information technology were all positive contributors to performance. However, small-caps remained under pressure, and therefore we reduced these positions in the Portfolio. We are bullish about international investments with around 10% of the Portfolio invested internationally on a look through basis.

New Century Balanced Portfolio (NCIPX) returned (2.04%) versus 0.07% for the Morningstar Moderate Target Risk Index, 0.45% for the Moderate Allocation Category, 5.20% for the S&P 500® Composite Index, and 1.86% for the Barclays U.S. Intermediate Government/Credit Index for the twelve-months ended October 31, 2015. We were disappointed by the performance of several of our core holdings, most notably in the fixed-income area where non-dollar denominated debt was a major downside contributor. In the face of this underperformance, we reduced allocations to several investments while moving those funds to lower risk fixed-income investments. On the equity side, overweights to health care and energy hurt performance as did an underweight to consumer discretionary. We believe the losses incurred by our MLP investments were overdone and the market did not properly evaluate the differentiated business and yield that MLPs have over traditional integrated energy companies. We identified an opportunity to capitalize on short-term opportunities in the closed-end fund area where discounts to net asset value represented great value opportunities. In addition, a new international fund, which we believe has a great track record and extremely good downside capture, was added to the Portfolio. The Portfolio remains overweight equities compared to our traditional 60/40 stocks/bonds allocation.

New Century International Portfolio (NCFPX) returned 0.45%, outperforming the (0.07%) for the MSCI EAFE Index, (4.68%) for the MSCI ACWI ex-U.S. Index, and (1.56%) for the Morningstar Foreign Large Blend Category for the twelve-months ended October 31, 2015. We were largely satisfied with the performance of the Portfolio for the last six months as this year has been a very difficult one for foreign large-cap managers, and we are seeing positive divergence between our Portfolio and competitors as our downside capture was superior to the category. U.S. dollar weakness versus the Euro and Yen from mid-March through September 2015 posed a headwind to our dollar hedged positions; however, with the anticipated divergence between the Federal Reserve and other Central Banks, we anticipate continuing to currency hedge to an extent through at least Q1 calendar 2016. Allocations to small and mid-cap equities were a large positive driver as was dividend growth investments. We remain slightly underweight emerging markets compared to the MSCI ACWI-ex U.S. Index, with those investments concentrated in China and India. During the last six-months ended October 31, 2015 we had negligible to no direct exposure to Brazil and Russia, and we are beginning to believe both markets may be over sold.

New Century Alternative Strategies (NCHPX) returned (3.56%) versus 0.07% for the Morningstar Moderate Target Risk Index, (0.67%) for the Multialternative Category, 5.20% for the S&P 500® Composite Index, and 1.86% for the Barclays U.S. Intermediate Government/Credit Index for the twelve-months ended October 31, 2015. Investments in energy, MLPs, and commodities had a significant negative impact on Portfolio performance, despite a reduction to those allocations, however we believe that the Portfolio’s MLP investments have significant long-term appreciation potential given strong cash flows and current depressed valuations. The Portfolio’s positions in long/short equity, market neutral funds, and managed futures funds generated positive absolute returns, and we continue to increase these positions for their low correlation to equity markets. Domestic and multisector fixed-income funds were positive contributors to performance, while global fixed-income had a negative return due in part to the strengthening U.S. dollar. During the past twelve-months we have expanded the Portfolio’s merger arbitrage positions to include funds with participation in the mid- and small-cap market sectors. During Q3 of calendar 2015, the Portfolio has added to positions in fixed-income closed-end funds trading at historically wide discounts to their net asset value. We will continue to take a disciplined approach to create a broadly diversified, low volatility portfolio with multiple sources of return, and containing both inflation and market hedged investments.

We appreciate and thank you for your trust in New Century Portfolios.

Sincerely,

Nicole M. Tremblay, Esq. President, CEO	Matthew I. Solomon Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio holdings and opinions expressed herein are subject to change.

[i]	Measured by the S&P 500® Composite Index
ii	Measured by USD West Texas Intermediate (WTI)

NEW CENTURY CAPITAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Capital Portfolio and S&P 500® Composite Index

	Average Annual Total Returns For Periods Ended October 31, 2015
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	1.20%	9.98%	5.73%
S&P 500® Composite Index*	5.20%	14.33%	7.85%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY BALANCED PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Balanced Portfolio, S&P 500® Composite Index and
Barclays U.S. Intermediate Government/Credit Index

	Average Annual Total Returns For Periods Ended October 31, 2015
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	(2.04%)	6.75%	4.80%
S&P 500® Composite Index*	5.20%	14.33%	7.85%
Barclays U.S. Intermediate Government/Credit Index*	1.86%	2.30%	4.22%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY INTERNATIONAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century International Portfolio, MSCI EAFE Index
and MSCI ACWI ex-USA Index

	Average Annual Total Returns For Periods Ended October 31, 2015
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	0.45%	2.65%	4.30%
MSCI EAFE Index*	(0.07%)	4.81%	4.06%
MSCI ACWI ex-USA Index*	(4.68%)	2.61%	4.16%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The MSCI EAFE (Europe, Australasia and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Alternative Strategies Portfolio, S&P 500® Composite Index
and Barclays U.S. Intermediate Government/Credit Index

	Average Annual Total Returns For Periods Ended October 31, 2015
	1 Year	5 Years	10 Years
New Century Alternative Strategies Portfolio (a)	(3.56%)	2.10%	2.73%
S&P 500® Composite Index*	5.20%	14.33%	7.85%
Barclays U.S. Intermediate Government/Credit Index*	1.86%	2.30%	4.22%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

*

The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2015

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Vanguard Dividend Growth Fund - Investor Shares	7.3%
Vanguard 500 Index Fund - Admiral Shares	7.3%
Putnam Equity Income Fund - Class Y	6.4%
Wells Fargo Advantage Growth Fund - Institutional Class	5.4%
American Funds AMCAP Fund - Class A	4.3%
Glenmede Large Cap Growth Portfolio	4.1%
Glenmede Large Cap Core Portfolio	3.9%
MFS Growth Fund - Class I	3.8%
Fidelity Select Health Care Portfolio	3.5%
JPMorgan Value Advantage Fund - Institutional Class	3.5%

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2015

INVESTMENT COMPANIES — 96.2%	Shares	Value
Large-Cap Funds — 60.7%
American Funds AMCAP Fund - Class A (b)	167,170	$4,632,270
ClearBridge Aggressive Growth Fund - Class I (b)	9,452	2,051,590
DFA U.S. Large Cap Value Portfolio - Institutional Class	58,502	1,946,376
Dodge & Cox Stock Fund	14,433	2,526,283
Glenmede Large Cap Core Portfolio	188,967	4,221,526
Glenmede Large Cap Growth Portfolio	179,490	4,433,396
iShares MSCI USA Minimum Volatility ETF (a)	88,200	3,700,872
iShares S&P 500 Growth ETF (a)	29,200	3,445,308
iShares S&P 500 Value ETF (a)	23,105	2,084,764
JPMorgan Value Advantage Fund - Institutional Class	127,086	3,736,317
MFS Growth Fund - Class I (b)	53,430	4,087,942
Putnam Equity Income Fund - Class Y	335,102	6,943,323
Vanguard 500 Index Fund - Admiral Shares	40,754	7,827,651
Vanguard Dividend Growth Fund - Investor Shares	337,036	7,846,191
Wells Fargo Advantage Growth Fund - Institutional Class (b)	112,473	5,858,697
		65,342,506
Sector Funds — 18.3%
Fidelity Select Health Care Portfolio	17,537	3,754,284
Financial Select Sector SPDR Fund (a)	40,000	963,200
First Trust Dow Jones Internet Index Fund (a) (b)	30,000	2,232,000
iShares U.S. Energy ETF (a)	33,400	1,279,554
Ivy Science and Technology Fund - Class I (b)	58,266	3,294,942
Market Vectors Retail ETF (a)	18,000	1,386,000
PowerShares Dynamic Pharmaceuticals Portfolio (a)	47,000	3,310,210
SPDR S&P Regional Banking ETF (a)	37,400	1,601,842
Vanguard Consumer Discretionary ETF (a)	15,000	1,905,150
		19,727,182
Mid-Cap Funds — 9.3%
iShares S&P Mid-Cap 400 Growth ETF (a)	12,600	2,081,268
iShares S&P Mid-Cap 400 Value ETF (a)	12,100	1,481,161
John Hancock Disciplined Value Mid Cap Fund - Class I	120,540	2,491,562
Putnam Equity Spectrum Fund - Class Y	51,979	2,047,975
SPDR S&P MidCap 400 ETF Trust (a)	7,102	1,865,766
		9,967,732
International Funds — 4.8%
iShares Currency Hedged MSCI Japan ETF (a)	25,000	744,250
JOHCM International Select Fund - Class I	19,227	349,937
Lazard International Strategic Equity Portfolio - Institutional Shares	141,135	1,957,546
MFS International Value Fund - Class I	57,929	2,147,449
		5,199,182

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 96.2% (Continued)	Shares	Value
Small-Cap Funds — 3.1%
Goldman Sachs Small Cap Growth Insights Fund - Institutional Class (b)	18,364	$651,190
Hodges Small Cap Fund - Institutional Class	111,104	2,139,855
iShares S&P Small-Cap 600 Value ETF (a)	5,200	579,956
		3,371,001

Total Investment Companies (Cost $77,897,876)		$103,607,603

MONEY MARKET FUNDS — 3.9%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (c) (Cost $4,202,489)	4,202,489	$4,202,489

Total Investments at Value — 100.1% (Cost $82,100,365)		$107,810,092

Liabilities in Excess of Other Assets — (0.1%)		(117,475)

Net Assets — 100.0%		$107,692,617

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2015

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
PIMCO Income Fund - Institutional Class	6.4%
iShares Core S&P 500 ETF	5.6%
JPMorgan Value Advantage Fund - Institutional Class	5.5%
American Funds AMCAP Fund - Class A	5.1%
Dodge & Cox Income Fund	4.7%
Loomis Sayles Bond Fund - Institutional Class	4.7%
John Hancock Disciplined Value Fund - Class I	4.3%
SPDR S&P MidCap 400 ETF Trust	4.2%
First Eagle Global Fund - Class A	3.8%
Fidelity Select Health Care Portfolio	3.6%

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2015

INVESTMENT COMPANIES — 94.3%	Shares	Value
Large-Cap Funds — 28.6%
American Funds AMCAP Fund - Class A (b)	125,960	$3,490,344
ClearBridge Aggressive Growth Fund - Class I (b)	9,420	2,044,686
iShares Core S&P 500 ETF (a)	18,100	3,783,805
John Hancock Disciplined Value Fund - Class I	156,480	2,904,266
JPMorgan Hedged Equity Fund - Select Class	73,386	1,167,562
JPMorgan Value Advantage Fund - Institutional Class	126,240	3,711,447
Wells Fargo Advantage Growth Fund - Institutional Class (b)	43,741	2,278,494
		19,380,604
Fixed Income/Multi-Sector Bond Funds — 23.2%
Angel Oak Multi-Strategy Income Fund - Class I	105,783	1,241,897
BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	225,815	2,251,372
Dodge & Cox Income Fund	236,475	3,199,509
Loomis Sayles Bond Fund - Institutional Class	228,436	3,195,812
PIMCO Income Fund - Institutional Class	356,664	4,351,301
Western Asset Core Plus Bond Fund - Class I	129,287	1,495,854
		15,735,745
International Funds — 13.6%
Dodge & Cox International Stock Fund	5,228	208,561
First Eagle Global Fund - Class A	48,265	2,562,868
Harding, Loevner International Equity Portfolio - Institutional Class	120,516	2,131,936
JOHCM International Select Fund - Class I	12,864	234,124
John Hancock International Growth Fund - Class I	71,683	1,559,811
Lazard Global Listed Infrastructure Portfolio - Institutional Shares	104,222	1,498,710
Pear Tree Polaris Foreign Value Small Cap Fund - Institutional Shares	79,722	1,006,892
		9,202,902
Sector Funds — 11.8%
Fidelity Select Health Care Portfolio	11,341	2,427,778
iShares U.S. Energy ETF (a)	14,000	536,340
Oppenheimer SteelPath MLP Select 40 Fund - Class Y (b)	88,540	896,908
Putnam Absolute Return 500 Fund - Class Y	131,926	1,530,343
SPDR S&P Regional Banking ETF (a)	30,000	1,284,900
Vanguard Global Minimum Volatility Fund - Admiral Shares	54,558	1,288,664
		7,964,933
Mid-Cap Funds — 6.4%
John Hancock Disciplined Value Mid Cap Fund - Class I	72,324	1,494,937
SPDR S&P MidCap 400 ETF Trust (a)	10,780	2,832,014
		4,326,951

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 94.3% (Continued)	Shares	Value
Convertible Bond Funds — 4.0%
AllianzGI Convertible & Income Fund II (c)	110,600	$623,784
AllianzGI Convertible Fund - Institutional Class	63,656	2,104,478
		2,728,262
Small-Cap Funds — 3.6%
Brown Capital Management Small Company Fund - Institutional Class (b)	16,264	1,276,101
iShares S&P Small-Cap 600 Value ETF (a)	10,700	1,193,371
		2,469,472
High Yield Bond Funds — 3.1%
Loomis Sayles Institutional High Income Fund	199,407	1,381,892
Western Asset High Income Opportunity Fund, Inc. (c)	150,000	729,000
		2,110,892

Total Investment Companies (Cost $53,269,507)		$63,919,761

STRUCTURED NOTES — 3.1%	Par Value	Value
BNP Paribas Return Enhanced Notes Linked to the Performance of PowerShares S&P 500 Low Volatility Portfolio, due 03/31/2017 (b)	$750,000	$918,017
JPMorgan Chase & Co., Certificates of Deposit Linked to the JPMorgan Efficiente Plus DS 5 Index, due 06/23/2020 (b)	1,250,000	1,190,875
Total Structured Notes (Cost $2,000,000)		$2,108,892

MONEY MARKET FUNDS — 2.7%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (d) (Cost $1,809,656)	1,809,656	$1,809,656

Total Investments at Value — 100.1% (Cost $57,079,163)		$67,838,309

Liabilities in Excess of Other Assets — (0.1%)		(62,509)

Net Assets — 100.0%		$67,775,800

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Closed-end fund.

(d)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2015

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
T. Rowe Price European Stock Fund	7.1%
Matthews Japan Fund - Institutional Class	7.0%
Franklin Mutual European Fund - Class A	6.4%
WisdomTree Japan Hedged Equity Fund	6.1%
iShares MSCI United Kingdom ETF	5.4%
Oakmark International Fund - Class I	4.9%
John Hancock International Growth Fund - Class I	4.8%
MFS International Value Fund - Class I	4.5%
Matthews Pacific Tiger Fund - Investor Class	4.3%
WisdomTree Europe Hedged Equity Fund	4.3%

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2015

INVESTMENT COMPANIES — 96.1%	Shares	Value
Europe Funds — 38.2%
Columbia European Equity Fund - Class A	254,806	$1,773,450
DFA United Kingdom Small Company Portfolio - Institutional Class	15,655	555,743
Franklin Mutual European Fund - Class A	168,363	3,411,048
Invesco European Growth Fund - Class Y	13,646	501,637
iShares MSCI France ETF (a)	30,000	773,700
iShares MSCI Germany ETF (a)	47,600	1,290,436
iShares MSCI Ireland Capped ETF (a)	25,000	986,000
iShares MSCI Switzerland Capped ETF (a)	45,600	1,448,712
iShares MSCI United Kingdom ETF (a)	165,146	2,885,101
T. Rowe Price European Stock Fund	182,994	3,753,203
WisdomTree Europe Hedged Equity Fund (a)	37,500	2,279,250
WisdomTree Europe SmallCap Dividend Fund (a)	10,000	560,400
		20,218,680
Diversified Funds — 33.4%
Deutsche X-Trackers MSCI EAFE Hedged Equity ETF (a)	40,000	1,115,200
DFA International Small Cap Value Portfolio - Institutional Class	25,433	494,415
Dodge & Cox International Stock Fund	32,631	1,301,649
iShares MSCI EAFE Minimum Volatility ETF (a)	13,500	888,570
Ivy International Core Equity Fund - Class I	66,988	1,163,585
JOHCM International Select Fund - Class I	56,575	1,029,665
John Hancock International Growth Fund - Class I	116,768	2,540,869
Lazard Global Listed Infrastructure Portfolio - Institutional Shares	107,987	1,552,850
MFS International Value Fund - Class I	64,485	2,390,465
Oakmark International Fund - Class I	110,184	2,593,730
Pear Tree Polaris Foreign Value Small Cap Fund - Institutional Shares	69,073	872,393
Templeton Institutional Foreign Smaller Companies Series	82,457	1,773,652
		17,717,043
Asia/Pacific Funds — 22.3%
iShares MSCI Australia ETF (a)	45,100	853,292
Matthews China Dividend Fund - Investor Class	54,010	770,179
Matthews India Fund - Investor Class	34,471	945,880
Matthews Japan Fund - Institutional Class	203,805	3,711,290
Matthews Pacific Tiger Fund - Investor Class	88,092	2,300,101
WisdomTree Japan Hedged Equity Fund (a)	61,000	3,250,690
		11,831,432
Diversified Emerging Markets Funds — 2.2%
William Blair Emerging Markets Small Cap Growth Fund - Class I	73,544	1,173,759

Total Investment Companies (Cost $46,119,166)		$50,940,914

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.0%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (b) (Cost $2,104,593)	2,104,593	$2,104,593

Total Investments at Value — 100.1% (Cost $48,223,759)		$53,045,507

Liabilities in Excess of Other Assets — (0.1%)		(57,628)

Net Assets — 100.0%		$52,987,879

(a)	Exchange-traded fund.

(b)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2015

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Boston Partners Long/Short Research Fund - Institutional Class	6.0%
361 Managed Futures Strategy Fund - Class I	5.5%
Calamos Market Neutral Income Fund - Class A	5.3%
Berwyn Income Fund	5.3%
First Eagle Global Fund - Class A	5.3%
The Merger Fund - Investor Class	4.9%
John Hancock Global Absolute Return Strategies Fund - Class I	4.8%
Weitz Partners III Opportunity Fund - Institutional Class	4.6%
FPA Crescent Fund	4.3%
Touchstone Merger Arbitrage Fund - Institutional Class	3.6%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2015

INVESTMENT COMPANIES — 92.1%	Shares	Value
Long/Short Equity Funds — 18.0%
Boston Partners Long/Short Research Fund - Institutional Class (b)	357,014	$5,580,123
Goldman Sachs Long Short Fund - Institutional Shares (b)	147,128	1,353,578
Gotham Absolute Return Fund - Institutional Class	80,773	1,042,775
TFS Market Neutral Fund (b)	89,616	1,398,009
Vanguard Market Neutral Fund - Investor Shares (b)	253,516	3,070,082
Weitz Partners III Opportunity Fund - Institutional Class (b)	292,520	4,273,716
		16,718,283
Arbitrage Funds — 17.0%
Calamos Market Neutral Income Fund - Class A	380,856	4,981,595
Kellner Merger Fund - Institutional Class	275,681	3,002,168
The Merger Fund - Investor Class	293,037	4,553,802
Touchstone Merger Arbitrage Fund - Institutional Class (b)	308,509	3,331,893
		15,869,458
Global Macro Funds — 14.0%
Calamos Global Dynamic Income Fund (d)	96,000	737,280
First Eagle Global Fund - Class A	93,219	4,949,933
Franklin Mutual Global Discovery Fund - Class Z	90,453	2,944,256
John Hancock Global Absolute Return Strategies Fund - Class I	397,243	4,449,117
		13,080,586
Managed Futures Funds — 10.8%
361 Managed Futures Strategy Fund - Class I	453,710	5,117,845
AQR Managed Futures Strategy Fund - Class N	282,922	3,041,413
ASG Managed Futures Strategy Fund - Class Y	179,856	1,929,856
		10,089,114
Asset Allocation Funds — 9.6%
Berwyn Income Fund	378,652	4,971,706
FPA Crescent Fund	118,375	3,951,367
		8,923,073
High Yield/Fixed Income Funds — 9.1%
BlackRock Credit Allocation Income Trust (d)	70,000	877,100
PIMCO Corporate & Income Strategy Fund (d)	16,000	220,160
PIMCO Dynamic Credit Income Fund (d)	60,000	1,125,600
PIMCO Income Fund - Institutional Class	165,240	2,015,932
PIMCO Income Strategy Fund II (d)	126,000	1,161,720
Templeton Global Bond Fund - Class A	38,926	458,156
Templeton Global Income Fund (d)	403,000	2,631,590
		8,490,258
Natural Resources Funds — 5.5%
First Eagle Gold Fund - Class I (b)	72,254	909,682
Oppenheimer SteelPath MLP Select 40 Fund - Class Y (b)	121,727	1,233,096
SPDR Gold Trust (a) (b) (c)	4,800	524,640
Tortoise MLP & Pipeline Fund - Institutional Class	190,751	2,422,542
		5,089,960

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 92.1% (Continued)	Shares	Value
Real Estate Funds — 5.0%
CBRE Clarion Global Real Estate Income Fund (d)	147,500	$1,177,050
Vanguard REIT ETF (a)	17,900	1,430,031
Versus Capital Multi-Manager Real Estate Income Fund	56,370	1,502,818
Voya Global Real Estate Fund - Class I	25,126	502,762
		4,612,661
Option Hedged Funds — 3.1%
BlackRock Enhanced Equity Dividend Trust (d)	120,000	918,000
JPMorgan Hedged Equity Fund - Select Class	121,997	1,940,967
		2,858,967

Total Investment Companies (Cost $78,762,012)		$85,732,360

STRUCTURED NOTES — 4.6%	Par Value	Value
BNP Paribas Buffered Return Enhanced Notes Linked to the Performance of WTI Crude Oil, due 03/24/2016 (b)	$1,500,000	$871,731
JPMorgan Chase & Co., Certificates of Deposit Linked to the JPMorgan Efficiente Plus DS 5 Index, due 06/23/2020 (b)	1,600,000	1,524,320
JPMorgan Chase & Co., Dual Directional Contingent Buffered Return Enhanced Notes Linked to the EURO STOXX 50 Index, due 12/14/2016 (b)	1,800,000	1,883,160
Total Structured Notes (Cost $4,900,000)		$4,279,211

MONEY MARKET FUNDS — 3.1%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.08% (e) (Cost $2,893,888)	2,893,888	$2,893,888

Total Investments at Value — 99.8% (Cost $86,555,900)		$92,905,459

Other Assets in Excess of Liabilities — 0.2%		218,841

Net Assets — 100.0%		$93,124,300

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2015

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$82,100,365	$57,079,163	$48,223,759	$86,555,900
At value (Note 1A)	$107,810,092	$67,838,309	$53,045,507	$92,905,459
Cash	—	—	—	5,604
Dividends receivable	283	41,256	149	39,904
Receivable for investment securities sold	—	—	—	240,213
Receivable for capital shares sold	592	1,456	681	40,198
Other assets	6,558	4,131	3,293	5,788
TOTAL ASSETS	107,817,525	67,885,152	53,049,630	93,237,166

LIABILITIES
Payable for investment securities purchased	—	31,360	—	3,183
Payable for capital shares redeemed	—	—	—	17,701
Payable to Adviser (Note 2)	91,634	55,378	46,224	61,737
Payable to Distributor (Note 3)	22,500	14,300	8,346	19,720
Other accrued expenses	10,774	8,314	7,181	10,525
TOTAL LIABILITIES	124,908	109,352	61,751	112,866

NET ASSETS	$107,692,617	$67,775,800	$52,987,879	$93,124,300

Net assets consist of:
Paid-in capital	$72,217,868	$53,265,898	$42,792,330	$86,658,528
Accumulated net investment income (loss)	38,193	7,281	372,796	(245,556)
Accumulated net realized gains on investments	9,726,829	3,743,475	5,001,005	361,769
Net unrealized appreciation on investments	25,709,727	10,759,146	4,821,748	6,349,559
Net assets	$107,692,617	$67,775,800	$52,987,879	$93,124,300

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,732,068	4,474,474	4,042,935	7,428,940

Net asset value, offering price and redemption price per share (a)	$18.79	$15.15	$13.11	$12.54

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2015

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,736,888	$1,795,226	$1,451,734	$2,422,944

EXPENSES
Investment advisory fees (Note 2)	1,100,465	660,856	553,789	803,014
Distribution costs (Note 3)	271,012	153,460	116,912	212,604
Accounting fees	51,536	40,747	36,626	49,834
Trustees’ fees (Note 2)	49,373	31,055	24,097	46,134
Legal and audit fees	41,696	29,866	25,109	40,508
Administration fees (Note 2)	42,280	27,736	22,199	40,025
Transfer agent fees	27,670	21,876	19,657	26,797
Custody and bank service fees	20,358	14,615	12,793	21,435
Insurance expense	9,469	5,991	4,838	9,563
Postage & supplies	7,713	4,596	4,613	7,570
Other expenses	11,716	10,050	9,271	18,246
Total expenses	1,633,288	1,000,848	829,904	1,275,730

NET INVESTMENT INCOME	103,600	794,378	621,830	1,147,214

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,439,711	2,011,401	3,643,254	1,604,506
Capital gain distributions from regulated investment companies	3,649,047	1,886,686	1,358,019	2,356,058
Net change in unrealized appreciation (depreciation) on investments	(8,731,786)	(6,100,130)	(5,462,919)	(8,560,792)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,356,972	(2,202,043)	(461,646)	(4,600,228)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,460,572	$(1,407,665)	$160,184	$(3,453,014)

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment income (loss)	$103,600	$(65,407)
Net realized gains from security transactions	6,439,711	12,309,795
Capital gain distributions from regulated investment companies	3,649,047	2,163,549
Net change in unrealized appreciation (depreciation) on investments	(8,731,786)	(1,938,516)
Net increase in net assets from operations	1,460,572	12,469,421

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security transactions (Note 1E)	(14,111,794)	(10,250,145)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,018,578	1,834,772
Proceeds from redemption fees collected (Note 1B)	450	136
Net asset value of shares issued in reinvestment of distributions to shareholders	13,577,593	9,899,484
Payments for shares redeemed	(10,206,553)	(11,828,041)
Net increase (decrease) in net assets from capital share transactions	5,390,068	(93,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,261,154)	2,125,627

NET ASSETS
Beginning of year	114,953,771	112,828,144
End of year	$107,692,617	$114,953,771

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$38,193	$(65,407)

CAPITAL SHARE ACTIVITY
Shares sold	103,562	90,311
Shares reinvested	720,297	497,461
Shares redeemed	(525,929)	(576,155)
Net increase in shares outstanding	297,930	11,617
Shares outstanding, beginning of year	5,434,138	5,422,521
Shares outstanding, end of year	5,732,068	5,434,138

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Balanced Portfolio
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment income	$794,378	$637,899
Net realized gains from security transactions	2,011,401	3,628,603
Capital gain distributions from regulated investment companies	1,886,686	1,240,264
Net change in unrealized appreciation (depreciation) on investments	(6,100,130)	(62,987)
Net increase (decrease) in net assets from operations	(1,407,665)	5,443,779

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(819,672)	(790,570)
From net realized gains on security transactions (Note 1E)	(4,869,042)	(3,999,254)
Decrease in net assets from distributions to shareholders	(5,688,714)	(4,789,824)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,042,189	3,165,864
Proceeds from redemption fees collected (Note 1B)	69	—
Net asset value of shares issued in reinvestment of distributions to shareholders	5,346,443	4,582,522
Payments for shares redeemed	(7,253,329)	(6,122,526)
Net increase in net assets from capital share transactions	1,135,372	1,625,860

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,961,007)	2,279,815

NET ASSETS
Beginning of year	73,736,807	71,456,992
End of year	$67,775,800	$73,736,807

ACCUMULATED NET INVESTMENT INCOME	$7,281	$32,950

CAPITAL SHARE ACTIVITY
Shares sold	194,377	191,900
Shares reinvested	345,600	286,766
Shares redeemed	(455,573)	(373,561)
Net increase in shares outstanding	84,404	105,105
Shares outstanding, beginning of year	4,390,070	4,284,965
Shares outstanding, end of year	4,474,474	4,390,070

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century International Portfolio
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment income	$621,830	$393,493
Net realized gains from security transactions	3,643,254	5,452,098
Capital gain distributions from regulated investment companies	1,358,019	589,544
Net change in unrealized appreciation (depreciation) on investments	(5,462,919)	(6,883,739)
Net increase (decrease) in net assets from operations	160,184	(448,604)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(642,401)	(361,371)
From net realized gains on security transactions (Note 1E)	(6,041,792)	(4,279,496)
Decrease in net assets from distributions to shareholders	(6,684,193)	(4,640,867)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,686,446	1,123,604
Proceeds from redemption fees collected (Note 1B)	363	2
Net asset value of shares issued in reinvestment of distributions to shareholders	6,541,948	4,538,606
Payments for shares redeemed	(5,789,633)	(7,207,518)
Net increase (decrease) in net assets from capital share transactions	3,439,124	(1,545,306)

TOTAL DECREASE IN NET ASSETS	(3,084,885)	(6,634,777)

NET ASSETS
Beginning of year	56,072,764	62,707,541
End of year	$52,987,879	$56,072,764

ACCUMULATED NET INVESTMENT INCOME	$372,796	$393,443

CAPITAL SHARE ACTIVITY
Shares sold	196,264	73,873
Shares reinvested	507,915	296,060
Shares redeemed	(423,665)	(467,703)
Net increase (decrease) in shares outstanding	280,514	(97,770)
Shares outstanding, beginning of year	3,762,421	3,860,191
Shares outstanding, end of year	4,042,935	3,762,421

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS
Net investment income	$1,147,214	$817,361
Net realized gains from security transactions	1,604,506	1,346,766
Capital gain distributions from regulated investment companies	2,356,058	1,612,359
Net change in unrealized appreciation (depreciation) on investments	(8,560,792)	(1,966,593)
Net increase (decrease) in net assets from operations	(3,453,014)	1,809,893

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(1,227,530)	(748,917)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,355,390	12,507,050
Proceeds from redemption fees collected (Note 1B)	2,417	335
Net asset value of shares issued in reinvestment of distributions to shareholders	1,192,680	721,862
Payments for shares redeemed	(32,292,139)	(16,154,264)
Net decrease in net assets from capital share transactions	(23,741,652)	(2,925,017)

TOTAL DECREASE IN NET ASSETS	(28,422,196)	(1,864,041)

NET ASSETS
Beginning of year	121,546,496	123,410,537
End of year	$93,124,300	$121,546,496

ACCUMULATED NET INVESTMENT LOSS	$(245,556)	$(165,240)

CAPITAL SHARE ACTIVITY
Shares sold	567,487	950,486
Shares reinvested	92,099	55,358
Shares redeemed	(2,483,406)	(1,229,535)
Net decrease in shares outstanding	(1,823,820)	(223,691)
Shares outstanding, beginning of year	9,252,760	9,476,451
Shares outstanding, end of year	7,428,940	9,252,760

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2015	2014	2013		2012	2011
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$21.15	$20.81	$17.55		$16.11	$15.41

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.00	)(a)	(0.01)	(0.04)
Net realized and unrealized gains on investments	0.24	2.29	4.11		1.54	0.74
Total from investment operations	0.26	2.28	4.11		1.53	0.70

Less distributions:
Distributions from net realized gains	(2.62)	(1.94)	(0.85)		(0.09)	—

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00	(a)	—	—

Net asset value, end of year	$18.79	$21.15	$20.81		$17.55	$16.11

TOTAL RETURN (b)	1.20%	11.53%	24.45%		9.57%	4.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$107,693	$114,954	$112,828		$87,664	$88,602

Ratio of expenses to average net assets (c)	1.44%	1.41%	1.43%		1.46%	1.42%

Ratio of net investment income (loss) to average net assets (d)	0.09%	(0.06%)	(0.00%)		(0.05%)	(0.25%)

Portfolio turnover	32%	26%	28%		7%	60%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.80	$16.68	$14.56	$13.59	$13.22

Income (loss) from investment operations:
Net investment income	0.19	0.15	0.18	0.17	0.20
Net realized and unrealized gains (losses) on investments	(0.51)	1.10	2.12	0.97	0.37
Total from investment operations	(0.32)	1.25	2.30	1.14	0.57

Less distributions:
Distributions from net investment income	(0.19)	(0.19)	(0.18)	(0.17)	(0.20)
Distributions from net realized gains	(1.14)	(0.94)	—	—	—
Total distributions	(1.33)	(1.13)	(0.18)	(0.17)	(0.20)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$15.15	$16.80	$16.68	$14.56	$13.59

TOTAL RETURN (b)	(2.04%)	7.81%	15.97%	8.54%	4.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$67,776	$73,737	$71,457	$66,826	$64,582

Ratio of expenses to average net assets (c)	1.40%	1.40%	1.43%	1.45%	1.43%

Ratio of net investment income to average net assets (d)	1.11%	0.88%	1.17%	1.18%	1.39%

Portfolio turnover	33%	16%	21%	13%	17%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.90	$16.24	$13.92	$13.41	$14.53

Income (loss) from investment operations:
Net investment income	0.16	0.11	0.11	0.15	0.10
Net realized and unrealized gains (losses) on investments	(0.13)	(0.22)	2.37	0.46	(1.14)
Total from investment operations	0.03	(0.11)	2.48	0.61	(1.04)

Less distributions:
Distributions from net investment income	(0.17)	(0.10)	(0.16)	(0.10)	(0.08)
Distributions from net realized gains	(1.65)	(1.13)	—	—	—
Total distributions	(1.82)	(1.23)	(0.16)	(0.10)	(0.08)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.11	$14.90	$16.24	$13.92	$13.41

TOTAL RETURN (b)	0.45%	(0.89%)	17.95%	4.60%	(7.22%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$52,988	$56,073	$62,708	$57,266	$61,262

Ratios of expenses to average net assets (c)	1.50%	1.47%	1.43%	1.50%	1.46%

Ratios of net investment income to average net assets (d)	1.12%	0.66%	0.67%	1.03%	0.63%

Portfolio turnover	54%	22%	32%	4%	13%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.14	$13.02	$12.24	$11.80	$11.87

Income (loss) from investment operations:
Net investment income	0.12	0.09	0.05	0.14	0.17
Net realized and unrealized gains (losses) on investments	(0.58)	0.11	0.80	0.47	(0.09)
Total from investment operations	(0.46)	0.20	0.85	0.61	0.08

Less distributions:
Distributions from net investment income	(0.14)	(0.08)	(0.07)	(0.17)	(0.15)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$12.54	$13.14	$13.02	$12.24	$11.80

TOTAL RETURN (b)	(3.56%)	1.53%	6.99%	5.26%	0.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$93,124	$121,546	$123,411	$117,272	$114,841

Ratio of expenses to average net assets (c)	1.19%	1.14%	1.13%	1.11%	1.09%

Ratio of net investment income to average net assets (d)	1.07%	0.66%	0.39%	1.15%	1.48%

Portfolio turnover	40%	29%	25%	32%	31%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of four series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including exchange-traded funds (“ETFs”), that emphasize investments in equity securities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, that emphasize investments in equity securities (domestic and foreign), fixed income (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, which emphasize investments in equities but which focus on securities in foreign and emerging markets, and with less emphasis on securities in domestic markets.

The investment objective of New Century Alternative Strategies Portfolio is to provide total return while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs and closed-end funds, that emphasize alternative strategies and have low correlation to the securities in the S&P 500 Composite Index.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Portfolio follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus. The Portfolios may also invest in closed-end investment companies, ETF’s, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, ETF’s and direct investments in securities are valued at market prices, as described in the paragraph below.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors considered in determining the value of portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2015

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Structured Notes held by New Century Balanced and New Century Alternative Strategies Portfolios are typically classified as Level 2 since the values for such securities are customarily based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, underlying index values and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2015:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$103,607,603	$—	$—	$103,607,603
Money Market Funds	4,202,489	—	—	4,202,489
Total	$107,810,092	$—	$—	$107,810,092

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$63,919,761	$—	$—	$63,919,761
Structured Notes	—	2,108,892	—	2,108,892
Money Market Funds	1,809,656	—	—	1,809,656
Total	$65,729,417	$2,108,892	$—	$67,838,309

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2015

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$50,940,914	$—	$—	$50,940,914
Money Market Funds	2,104,593	—	—	2,104,593
Total	$53,045,507	$—	$—	$53,045,507

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$85,732,360	$—	$—	$85,732,360
Structured Notes	—	4,279,211	—	4,279,211
Money Market Funds	2,893,888	—	—	2,893,888
Total	$88,626,248	$4,279,211	$—	$92,905,459

Refer to each Portfolio’s Schedule of Investments for a listing of the securities using Level 1 and Level 2 inputs. As of October 31, 2015, the Portfolios did not have any transfers into and out of any Level. In addition, the Portfolios did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2015. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. This redemption fee applies to all shareholders and accounts; however, each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2015 and 2014, proceeds from redemption fees totaled $450 and $136, respectively, for New Century Capital Portfolio; $69 and $0, respectively, for New Century Balanced Portfolio; $363 and $2, respectively, for New Century International Portfolio; and $2,417 and $335, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification method.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

D.	Income Recognition

Interest income, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-dividend date.

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2015 and 2014 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2015	$—	$14,111,794	$14,111,794
October 31, 2014	$100,544	$10,149,601	$10,250,145
New Century Balanced Portfolio
October 31, 2015	$912,546	$4,776,168	$5,688,714
October 31, 2014	$790,570	$3,999,254	$4,789,824
New Century International Portfolio
October 31, 2015	$699,568	$5,984,625	$6,684,193
October 31, 2014	$361,371	$4,279,496	$4,640,867
New Century Alternative Strategies Portfolio
October 31, 2015	$1,227,530	$—	$1,227,530
October 31, 2014	$748,917	$—	$748,917

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has entered into an Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for each of New Century Capital and New Century International Portfolios are computed at an annualized rate of 1.00% (100 basis points) on the first $100 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Balanced Portfolio are computed at an annualized rate of 1.00% (100 basis points) on the first $50 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of 0.75% (75 basis points) of average daily net assets. The advisory fees are calculated based on the net assets of each Portfolio separately, and not on the total net assets of the Portfolios combined.

The Adviser has contractually agreed to limit the total expenses of each Portfolio (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.50% of average net assets. The limitation on total expenses does not include a Portfolio’s proportionate share of expenses of the underlying investment companies (i.e. acquired fund fees and expenses) in which such Portfolio invests. This contractual agreement is in place until March 1, 2016. During the year ended October 31, 2015, no reduction of advisory fees was necessary with respect to any Portfolio.

Any advisory fee reductions and/or any other operating expenses absorbed by the Adviser pursuant to the expense limitation agreement shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Portfolio’s current total operating expenses for such year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of October 31, 2015, there are no such amounts due to the Adviser.

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the oversight of the Portfolios’ affairs.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The Portfolios pay each Trustee who is not affiliated with the Adviser a $12,000 annual retainer, paid quarterly, and a per meeting fee of $6,000 for regularly scheduled Board meetings, and a per meeting fee of $2,000 for Audit Committee meetings. The Portfolios will also pay each Trustee who is not affiliated with the Adviser a $6,000 special Board meeting fee if such meeting is held independently of a regularly scheduled meeting and $2,000 special Audit Committee meeting fee if such Audit Committee meeting is held independently of a regularly scheduled meetinng. Any Trustee who is affiliated with the Adviser and any officer of New Century does not receive compensation from the Portfolios at this time.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and are not paid any fees by the Portfolios for serving in such capacities.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH RELATED PARTIES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940, as amended, and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to 0.25% (25 basis points) of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2015, the Distributor received $271,012, $153,460, $116,912 and $212,604 from New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2015, the Distributor also received sales commissions and other compensation of $12,431, $26,617, $19,087 and $54,873 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation it has received as a result of a Portfolio’s investment in other investment companies.

Certain officers and Trustees of New Century are also officers and/or directors of the Distributor and are not paid any fees by the Portfolios for serving in such capacities.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

(4)	INVESTMENT TRANSACTIONS

During the year ended October 31, 2015, the cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. government securities, were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$35,725,875	$23,465,458	$29,147,980	$42,648,179
Proceeds from sales of investment securities	$42,785,835	$26,324,662	$31,841,857	$65,984,650

(5)	TAX MATTERS

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Portfolios of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings at October 31, 2015 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$38,193	$7,281	$372,796	$—
Net unrealized appreciation	25,709,727	10,612,493	4,728,276	6,234,485
Undistributed long-term gains	9,726,829	3,890,128	5,094,477	476,843
Qualified ordinary late year losses	—	—	—	(245,556)
Total accumulated earnings	$35,474,749	$14,509,902	$10,195,549	$6,465,772

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

The following information is based upon the federal income tax cost of investment securities as of October 31, 2015:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$82,100,365	$57,225,816	$48,317,231	$86,670,974
Gross unrealized appreciation	$26,426,989	$11,030,776	$6,099,901	$8,756,654
Gross unrealized depreciation	(717,262)	(418,283)	(1,371,625)	(2,522,169)
Net unrealized appreciation	$25,709,727	$10,612,493	$4,728,276	$6,234,485

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for New Century Balanced, New Century International and New Century Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended October 31, 2015, New Century Capital Portfolio and New Century Alternative Strategies Portfolio utilized $361,481 and $3,471,844, respectively, of short-term capital loss carryforwards to offset current year realized capital gains.

Net qualified ordinary late year losses, incurred after December 31, 2014 and within the taxable year, are deemed to arise on the first day of the Portfolios’ next taxable year. For the year ended October 31, 2015, New Century Alternative Strategies Portfolio intends to defer to November 1, 2015 for federal tax purposes qualified ordinary late year losses of $245,556.

For the year ended October 31, 2015, New Century Balanced Portfolio and New Century International Portfolio reclassified $375 and $76, respectively, of distributions in excess of net realized capital gains against net investment income. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on either Portfolio’s net assets or net asset value per share.

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2012 through October 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Portfolio identifies its major tax jurisdiction as U.S. Federal.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2015

(6)	INVESTMENT IN OTHER INVESTMENT COMPANIES

The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies, including exchange-traded investment companies, which are commonly referred to as “ETFs.” Thus, each Portfolio is affected by the performance of those companies. Investing in investment companies does not eliminate investment risk.

Closed-end investment companies and ETFs trade on securities exchanges, and the market price for which such securities trade may not correspond exactly with the net asset value of the investment company. In addition, a closed-end investment company may trade infrequently, with small volume and at a discount to the net asset value, which may affect the Portfolio’s ability to sell shares of such company at a reasonable price. Further, ETFs which hold stocks included in a particular index will not be able to perfectly replicate the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

(7)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(8)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NEW CENTURY PORTFOLIOS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and the Shareholders of New Century Portfolios

We have audited the accompanying statements of assets and liabilities of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (the “Portfolios”), each a series of shares of beneficial interest in New Century Portfolios, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 21, 2015

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and executive officer of New Century:

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*John W. Filoon, III 100 William Street, Ste. 200 Wellesley, MA 02481 1961	Since 2013	Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; CEO (since 2013), Secretary and Director (since 2011), and General Securities Principal (since 2012), Weston Securities Corporation; Managing Director of Investments, SVP Bank of America Merrill Lynch (2009-2011).	4	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 1947	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	4	None
J. Kevin Connaughton 34 Stone Ridge Rd. North Attleboro, MA 02760 1964	Since 2015	Trustee	Retired. Formerly President of the Columbia Funds, Managing Director of Columbia Management Investment Advisors, LLC (12/2008-2/2015).	4	Director, The Autism Project of RI
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 1945	Since 1988	Trustee	Financial Consultant.	4	Director, The Milford National Bank & Trust Company since 1996

*

John W. Filoon, III is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Filoon is an interested person because he is an officer of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1973	Since 2011 Since 2002 2002 to 2011	President (CEO) Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 1952	Since 2015 1997-2015	Senior Vice President Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 1955	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Kimberly S. Berliner 100 William Street, Ste. 200 Wellesley, MA 02481 1975	Since 2014	Vice President, Secretary	Senior Compliance Analyst, Weston Financial Group, Inc., since 2013; Portfolio Compliance Specialist, MFS Investment Management (2010-2011).
Matthew I. Solomon 100 William Street, Ste. 200 Wellesley, MA 02481 1979	Since 2015	Vice President

Vice President, Portfolio Manager since 2014, Weston Financial Group, Inc.; Vice President, Portfolio Manager New Century Portfolios since 2015; Manager, Investment Consultant, Investance America 2010-2014.

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued)
William F. LeFavor 100 William Street, Ste. 200 Wellesley, MA 02481 1983	Since 2015	Vice President	Assistant Portfolio Manager since 2012; Assistant Vice President, Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.
Ronald D. Halterman 100 William Street, Ste. 200 Wellesley, MA 02481 1982	Since 2015	Vice President	Assistant Portfolio Manager since 2011; Associate Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2015) and held until the end of the period (October 31, 2015).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)
(Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
New Century Capital Portfolio
Actual	$1,000.00	$971.60	1.45%	$7.21
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.90	1.45%	$7.37

New Century Balanced Portfolio
Actual	$1,000.00	$954.60	1.41%	$6.95
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.10	1.41%	$7.17

New Century International Portfolio
Actual	$1,000.00	$929.10	1.49%	$7.24
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.69	1.49%	$7.58

New Century Alternative Strategies Portfolio
Actual	$1,000.00	$953.60	1.21%	$5.96
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.11	1.21%	$6.16

(a)	Annualized, based on the Portfolio’s most recent one-half year expenses.

(b)	Expenses are equal to the Portfolios' annualized expense ratio multiplied by the average account value over the period, muliplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” and/or “New Century”) held on September 17, 2015, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, International and Alternative Strategies Portfolios for an additional one-year period through October 31, 2016. In approving the continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the advisory fee structures were fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval of the Advisory Agreements, including the advisory fees proposed in connection with the continuation of agreements, was unanimous and thus included a majority of the Independent Trustees and by a majority of the entire Board.

The Board was assisted in their review of the Advisory Agreements by the Chief Compliance Officer (the “CCO”), who also serves as the President and Chief Executive Officer of the Trust, whom is an interested party as defined by the 1940 Act. The CCO provided to the Board per the Trustees request, the following materials to assist in their review of the Advisory Agreements: (i) a detailed memorandum prepared by Counsel outlining the Trustees fiduciary responsibilities relating to New Century’s corporate/trust doctrines and the 1940 Act to assist in determining whether to continue with the Advisory Agreements; (ii) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); and (iii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios (as compared to comparable groups of funds and benchmarks as classified by Morningstar for the periods ending June 30, 2014 and June 30, 2015). In their discussion with the CCO, the Board was provided a reasonable basis for the Trustees to conclude that the investment advisory fees proposed in connection with each of the Advisory Agreements were reasonable with respect to the Portfolios.

Counsel to the Independent Trustees noted that the Board has always taken a very thorough approach with respect to the annual renewal process, which is one of the most important duties of the Board. Counsel explained that his firm served as counsel to the Trust and its Independent Trustees. He noted that his firm does not serve as counsel to the Adviser nor the Distributor. Counsel then reviewed the Board’s responsibilities with respect to

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

the renewal of investment advisory and distribution agreements under federal and state law, noting that Section 15(c) of the 1940 Act imposes a duty on all board members to request such information as they believe to be reasonably necessary to evaluate the terms of any investment advisory agreement. He explained that there also is a corresponding duty imposed on the Adviser to provide requested information, and any additional information that the Adviser believes to be reasonably necessary for the Board to evaluate the terms of the Agreements.

Counsel further added that the Board has had years of discussion and counseling with respect to the issues covered, including contemporaneous detailed briefing of trustees on the major cases handed down during recent years. The Board has also received appropriate briefings on recent cases brought by the U.S. Securities and Exchange Commission (the “SEC”) that addressed the SEC’s views on how boards should perform their duties. The Board has devoted significant time and attention not only to the governing laws, but to the facts and circumstances that are relevant to decisions made in accordance with that law.

Counsel then reminded the Board that they were permitted to take into account quantitative and qualitative information furnished to the Board throughout the year at regular Board meetings and Audit Committee meetings, in the required monthly reports from Management, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements. He noted that at the Board’s regular meetings, the Trustees typically received investment performance reports and related financial information concerning the Portfolios, brokerage commissions and execution reports provided by the Adviser, and information provided by the Portfolio Managers and their team of assistants and analysts covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports.

Counsel discussed various factors the Board should consider when reviewing the investment advisory, administration and distribution agreements. He added that the Adviser provides certain administrative services to the Trust pursuant to an Administration Agreement, and that although the Administration Agreement is not technically subject to the provisions of Section 15(c) of the 1940 Act, it is appropriate for the Trustees to employ the same criteria in reviewing the renewal of the Administration Agreement as they do the Advisory Agreements and Distribution Agreement. This would include the Board’s consideration of the benefit to the Adviser by way of compensation it receives from its role as the Administrator of the Trust. Counsel noted that Section 15(c) of the 1940 Act and the rules thereunder required that the investment advisory agreements and the distribution agreement be approved by a majority of the Independent Trustees at an in-person meeting. It was noted for the record that all of the Trustees, including the Independent Trustees, including a majority of the Independent Trustees and a majority of the full Board, were participating in-person at this meeting.

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

Counsel further explained that the Board had previously discussed their fiduciary duties and responsibilities extensively at prior meetings during the year and in prior years, and that through its oversight of the Adviser the Board had demonstrated that it was sensitive to the Portfolios’ expenses. He noted that the Board stays up-to-date on current topics in the industry, such as the Jones v. Harris and the Gallus decisions. He noted that there had been several extended discussions among the Board and Counsel regarding the Jones v. Harris Supreme Court decision that affirmed the Gartenberg standard. He further noted that boards are expected to understand the profitability and the effectiveness of the Adviser and this Board understands the Adviser’s business very well given its long working relationship of over 26 years. He added that the Board has a very effective process in place with the Adviser and is diligent about reviewing the information provided to them monthly by the CCO or quarterly, prior to Board meetings, and presenting their questions at the meetings or pursuing the information by contacting the CCO directly.

The Trustees discussed the advisory fee structure of the Capital, Balanced and International versus the Alternative Strategies investment advisory fee structure which maintains a flat 0.75%. The CCO noted that the when the Alternative Strategies Portfolio was launched in 2002 it was one of the first alternative funds in the marketplace. As such, Management had decided on a competitive fee structure that would be attractive to investment advisors, broker/dealers, and their internal clients. The CCO further explained that the Alternative Strategies Portfolio was designed to be more of a unique type of investment with a lower fee structure to attract institutional business, whereas and the Capital, Balanced and International Portfolios were not initially designed to be utilized by institutions, although they could be a suitable option. The CCO noted that when Management proposed and the Board voted to reduce the breakpoint for the Balanced Portfolio effective May 1, 2014, from 1.00% on the first $100 million to 1.00% on the first $50 million and 0.75% thereafter, they had also compared the Capital and International Portfolios to determine whether a shift in the breakpoints was appropriate. Management agreed to revisit the breakpoints for the Capital and International Portfolios at a later date. She explained that the primary driver for reducing the Balanced Portfolio’s breakpoints was due to the makeup of the Portfolio having a substantial portion invested in fixed income funds, which are typically lower cost investments.

The CCO then discussed the nature, extent and quality of the materials provided to the Board for each meeting and additional materials such as the compliance memorandums provided on a more frequent basis. She explained that Management continuously seeks to improve the type and quality of the materials provided to the Board so the Board can make reasonable and sound decisions with respect to any matters requiring their review and approval. If the Adviser is interested in investing in new products, the CCO provides the Board with detailed information so the Board can determine whether to permit the new investment vehicle, or with the purchase of the new Cybersecurity policy, the CCO provided the Board with additional materials that led them to determine that it was appropriate to purchase a cybersecurity policy for the Trust.

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board expressed their satisfaction with the thorough and timely materials they receive from the Adviser as well as the form of communication and amount of communication that transpires between the Board and the Adviser. In addition, the Independent Trustees noted that they were extremely pleased with the quality of services provided by all the service providers as well as the relationship that the Advisor has with all of the service providers.

The CCO added that the Adviser continues to take steps to demonstrate its commitment to the Trust and its shareholders. The CCO further explained that the Adviser takes its responsibilities seriously and strives to provide quality materials to the Board and provide the Board with opportunities to discuss the Portfolios and their performance with the Portfolio Managers. The Board discussed the importance of continuity with regard to the relationship between the Trust and the Board, the Adviser and the Distributor. The CCO noted the value of Weston’s long-term relationship with the Portfolios and reported on the many functions that the Adviser’s Compliance staff performs for the Portfolios. The Adviser further discussed its commitment to enhancing and growing the Portfolios and servicing its shareholders. The Board discussed the cohesiveness of the Portfolio Management team for each of the Portfolios with Messrs. Solomon, Sugameli and LeFavor. The CCO specifically noted that (i) Mr. Solomon dedicates his time to actively managing the Portfolios, including research, operational, and the marketing component to outside Platforms to grow the Portfolios; (ii) there is an enhanced research process including leveraging the time of the financial associates as research analysts as additional resources for the Portfolios; and (iii) the Adviser’s upgrade of Tamarac’s Advisor View portfolio management system, which shows the Advisor is investing in the technology which is available to the Portfolio Managers that will assist them in working more effectively, efficiently, and productively.

The Trustees next reviewed and discussed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. In addition, the Trustees discussed the additional research and services that are available to the Portfolios because of the relationship with the Adviser and the Adviser having $2 billion in assets under management amongst a number of platforms. The Board also stated that a long-term relationship with a capable, conscientious Adviser and its personnel is in the best interest of shareholders and such shareholders have benefited from such continuity of advice and from Weston’s strong commitment to compliance. The Board noted its satisfaction with dedication and hard work of the Adviser’s personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s robust compliance program, and the Adviser’s role in coordinating such services and programs for the Trust. The Trustees specifically noted that Management has been exceptionally responsive to any issues raised by the Board and that the Trustees are satisfied with Management’s responses to the Trustees’ inquiries and with their willingness to follow up on matters. The Trustees also expressed their pleasure with

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

the strong relationship that has developed between the Board and the Trust’s CCO over the past thirteen years. The Trustees also took into consideration the belief that the Adviser is a quality firm with a reputation for high moral integrity and honesty.

Next, the Portfolio Manager, in conjunction with the CCO, reviewed the Expense Ratio and Annual Fee Comparison Charts that were provided in the materials as of June 30, 2015. The CCO explained that the Expense Ratio Chart shows the average fund expenses on a cap-weighted basis. The Portfolio Manager discussed the difficulty in finding comparable fund-of-funds, explaining that many fund-of-funds hold inter-family funds, whereas New Century is purchasing and selling funds that have their own expense ratios. The Portfolio Manager discussed the expense ratios of the Portfolios, noting that they have been consistent as compared to other funds of similar size, investment objectives and Morningstar Category classification. The CCO noted that these charts are important for the Trustees to review and discuss the different layer of expenses for each of the Portfolios that the Adviser or the Trust is charging.

The Board then reviewed the contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ investment advisory fees and total expense ratios individually and in comparison to a group of similarly managed funds with similar investment styles, investment objectives and asset sizes as classified by Morningstar. The Portfolio Manager reviewed each of the Capital, Balanced, International, and Alternative Strategies Portfolios net and gross expense ratios in comparison to a subset of fund-of-fund mutual funds with similar characteristics to the Portfolios as of June 30, 2015.

The CCO then discussed the Adviser’s Operating Expense Agreement (the “Agreement”) with the Portfolios. Pursuant to this Agreement, the Adviser has agreed to reduce fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets. Further, the Board was reminded that in January 2015 the Adviser agreed to extend the current Operating Expense Agreement through March 1, 2016 and to review each January thereafter. The Board was informed that Portfolios operate under this Agreement, however the Portfolios’ expenses are currently below the level that would trigger the use of such Agreement at this time.

The Board then discussed the Portfolios’ performance, noting that the Portfolios continue to improve even through the current market turbulence. The Portfolio Managers reported that the Portfolios’ have been performing competitively in the industry, with Capital and International in the top half of their category, and that the Portfolios’ returns, as well as their Morningstar ratings, have been satisfactory. They discussed the Portfolios’ fund-of-funds structure noting that investing in a fund-of-funds is a benefit to shareholders and they need to market the Portfolios and their message of the value of a fund-of-funds product in order to grow the assets in the Portfolios. If they can increase assets and can keep expenses low the Trust will be able to reduce fees and benefit the shareholders in the long run. The Board

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

discussed the ways they are looking to market the funds including revamping the website and the product sheets and creating a cost-effective marketing piece that would describe each of the Portfolios, list the value proposition of a fund-of-funds approach, and focus on the story of the Portfolios by illustrating their beneficial differences, especially during volatile markets. The Board expressed its satisfaction with the experience of the Portfolio Managers and the steps the Adviser and Portfolio Managers are taking to improve the performance and grow the Portfolios’ assets. Further, the Board discussed that many funds-of-funds in the industry have the ability to select intra-family funds and therefore are able keep their expense ratios lower, and with this taken into consideration the Portfolios perform competitively.

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios’ assets increase and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow but that these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders. The Board also considered the extent of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees pursuant to a Rule 12b-1 plan. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

In its discussions, the Board noted but did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered not to be as significant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements containing the same terms and conditions with an existing entity.

The Board then considered the continuance of its service agreements. The Board considered the renewal of the investment advisory agreements and administration agreement between Weston and the Trust, on behalf of each of the Portfolios. In this regard, the Trustees noted that Weston was proposing that the operating expense limitation agreement currently in place with respect to each of the Portfolios be extended for a comparable one year period. The Board also considered the distribution agreement between the Distributor and the Trust on behalf of each Portfolio. Ms. Tremblay added that with respect to the approval of the Administration Agreement, the Adviser provides all of the back office services for the Portfolios which includes such responsibilities as (i) the Compliance staff handles the twenty

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

six required SEC filings for the Trust as well as performing other required monthly testing; and (ii) the Adviser’s Investment Department facilitates the Portfolio Managers’ trading activities for the Portfolios including daily reconciliations.

Therefore, the Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2015. The Board based its approval upon its evaluation of: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the Adviser’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (iii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (iv) the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolios; (v) the extent to which economies of scale may be realized as the Portfolios’ assets grow; and, (vi) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. Further, the Trustees believed the proposed Advisory Agreements would provide a continuity of relationship for the Portfolios that the Board felt was a significant factor to be considered. In evaluating the various factors noted above, each Independent Trustee weighed each factor, relative to one-another, as he saw fit, and each Independent Trustee may have allocated different weight to each such factor.

After considering all of the information described above, and in light of the totality of circumstances including the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Portfolio that the investment advisory fees, as well as the Portfolios’ total expense ratios, were both fair and reasonable. In doing so, they noted that they had considered the other relationships between the Trust and the Adviser, and the benefits the Adviser receives from its relationship with the Portfolios. Further, the Board noted the total expense ratios of the Portfolios appear to be fair and reasonable with respect to other funds in the industry that share similar investment strategies. The Trustees also noted that the breakpoints and expense limitation agreements, as applicable, demonstrated Weston’s strong commitment to the Trust and its shareholders.

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INVESTMENT ADVISER AND ADMINISTRATOR

Weston Financial Group, Inc.

Wellesley, MA

DISTRIBUTOR

Weston Securities Corporation

Wellesley, MA

COUNSEL

Greenberg Traurig, LLP

Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

Philadelphia, PA

TRANSFER AGENT

Ultimus Fund Solutions, LLC

Cincinnati, OH

CUSTODIAN

US Bank, N.A.

Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics was not amended, further; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee's co-financial experts are Michael Diorio and J. Kevin Connaughton.  Mr. Diorio and Mr. Connaughton are "independent" for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,400 and $50,000 with respect to the registrant's fiscal years ended October 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,800 and $8,400 with respect to the registrant's fiscal years ended October 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2015 and 2014, aggregate non-audit fees of $8,800 and $8,400, respectively, were billed by the registrant's accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant. Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Century Portfolios

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 7, 2016

By (Signature and Title)*		/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer and Principal Financial Officer

Date	January 7, 2016

*	Print the name and title of each signing officer under his or her signature.